Exhibit 10.22

Execution Version

December 10, 2023

Hangzhou HighlightII Pharmaceutical Co. Ltd.
RM 301/302, BLDG 4, Hexiang Sci & Tech Center,
Qiantang District
Hangzhou 310018, China

Re:    Amendment No. 2 to Development and License Agreement dated March 21, 2023

Dear Sirs;
We refer to the Development and License Agreement dated March 21, 2023 between Biohaven Therapeutics Ltd. (“Biohaven”) and Hangzhou HighlightII Pharmaceutical Co. Ltd. (“HighlightII”) relating to dual TYK2/JAK1 tyrosine kinase inhibitors, as amended (“TYK2/JAK1 License Agreement”). Capitalized terms shall have the meanings ascribed to them in the TYK2/JAK1 License Agreement unless otherwise defined herein.
On October 18, 2023, the FDA issued a letter (“October FDA Letter”) to Biohaven indicating [***].
The issuance of the October FDA Letter [***] set forth in Sections 4.1 and 4.2 of the TYK2/JAK1 License Agreement regarding the payment of the upfront fee and issuance of the common stock in Biohaven Ltd. (NYSE:BHVN). The Parties desire to provide for the payment of the upfront fee and issuance of the License Shares, upon execution of this Amendment No. 2 [***].
The Parties also desire to grant Biohaven an option to acquire a license to Highlightll’s Selective TYK2 Inhibitor (defined below) and clarify the scope of the competitive activities with respect to the Selective TYK2 Inhibitors.
Accordingly, we propose to amend the TYK2/JAK1 License Agreement as follows.
New Section 1.66 is added as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.22

1.66    “Selective TYK2 Inhibitor” means a tyrosine kinase (“TKY2”) inhibitor with: (i) Ki <200nM activity inhibition in the Assay (for both allosteric and non-allosteric Tyk2 inhibitors, (ii) Brain Penetration greater than or equal to ten percent (10%) and (iii) 20x times greater affinity to TYK2 in a cell free assay (ATP dependent and allosteric assays) over Jak1, Jak2 and Jak3, and over 50x all other off-targets (including kinome and Eurofins secondary pharmacology panels).

New Section 2.1.4. is added as follows:
2.1.4.    Highlightll hereby grants to Biohaven an exclusive option and right of first refusal to acquire from Highlightll an exclusive license to any Selective TYK2 Inhibitors that are being developed by or on behalf of Highlightll or its Affiliates (“the TYK2 License”). The terms and conditions for the TYK2 License (including but not limited to financial terms, the Field and Territory, and non-compete clauses) shall be equivalent to the terms and conditions under TYK2/JAK1 License Agreement. The option shall begin [***] days after the date that Highlightll [***], and the option shall expire [***] days thereafter [***].

From the effective date of this Amendment No. 2 to the expiration of the [***] neither Biohaven nor its Affiliates shall itself or through any Third Party, or in collaboration with any Third Party, engage, directly or indirectly in the Development of a Selective TYK2 Inhibitor prior to the expiration of the [***].

From the effective date of this Amendment No. 2 to the expiration of the [***] neither Highlightll nor its Affiliates shall itself or through any Third Party, or in collaboration with any Third Party, engage, directly or indirectly in the clinical Development of a Selective TYK2 Inhibitor prior to the expiration of the [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.22

In consideration of making the above-described amendments to the TYK2/JAK1 License Agreement, the Parties further agree to the following:

-Upfront Payment. Within two (2) Business Days after execution of this Amendment No. 2 by the Parties, Biohaven shall cause its Affiliate, Biohaven Pharmaceuticals, Inc. (“BPI”), to provide instructions to the Escrow Agent (defined in the Escrow Agreement between BPI, Highlightll and JPMorgan Chase Bank dated April 14, 2023, “Escrow Agreement”) to release the Fund (as defined in the Escrow Agreement) to Highlightll.
-Equity. Biohaven shall cause its Affiliate, Biohaven Ltd., to issue to HighlightII or its designated Affiliate, within fifteen (15) Business Days after execution of this Amendment No. 2 by the Parties, 721,136 Biohaven Ltd.’s common shares (“BHVN Shares”). The issuance of the BHVN Shares to HighlightII shall be governed by a private placement agreement between Biohaven Ltd. and HighlightII pursuant to Rule 144 under the Securities Act of 1933.

Please indicate your agreement to this Amendment No. 2 by countersigning this letter below, effective as of the date of this letter.

Very truly yours;
/s/ Warren Volles
Biohaven Therapeutics Ltd.
By: Warren Volles
Title: Chief Legal Officer

Agreed:
/s/ Chris Liang
Hangzhou Highlightll Pharmaceutical Co. Ltd.
By: Chris Liang, Ph.D
Title: Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.